Computer Hardware and Other Property, Net (Tables)	12 Months Ended
Dec. 31, 2018
Computer Hardware and Other Property, Net.
Schedule of computer hardware and other property, net

	December 31,
	2018	2017
Computer hardware	$18,130	$11,238
Leasehold improvements	13,298	13,885
Furniture, fixtures and equipment	6,816	6,768
Total computer hardware and other property	38,244	31,891
Accumulated depreciation	(17,603)	(8,881)
Total computer hardware and other property, net	$20,641	$23,010